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                                                                 EXHIBIT 10.54
                                                                EXECUTION COPY

                   AMENDMENT NO. 4 AND WAIVER TO CREDIT AGREEMENT

         AMENDMENT AND WAIVER dated as of August 31, 2000 (the "AMENDMENT AND WAIVER") to the Revolving Credit and Guaranty Agreement dated as of May 4, 2000 and amended as of May 15, 2000, June 1, 2000 and August 31, 2000 (as so amended, the "CREDIT AGREEMENT") among LAROCHE INDUSTRIES INC. (the "BORROWER"), LAROCHE FORTIER INC. (the "GUARANTOR"), the LENDERS party thereto (the "DIP LENDERS") and THE CHASE MANHATTAN BANK, as Agent (the "AGENT").

                                   WITNESSETH:

         WHEREAS, the parties to the Credit Agreement have agreed to amend the Credit Agreement as provided for herein to, among other things, permit a temporary increase in commitments;

         NOW, THEREFORE, the parties hereto agree as follows:

         SECTION 1. DEFINITIONS; REFERENCES. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall, from and after the Amendment No. 4 Effective Date (as defined in the Credit Agreement as amended hereby), refer to the Credit Agreement as amended hereby.

         SECTION 2. AMENDMENT TO DEFINITIONS IN CREDIT AGREEMENT. (a) Section
1.01 of the Credit Agreement is hereby amended by adding the following definitions in alphabetical order therein:

                  "ADDITIONAL TRANCHE B CREDIT" shall have the meaning given such term in Section 4.03(b) hereof.

                  "AMENDMENT NO. 4 EFFECTIVE DATE" shall mean the date of the effectiveness of Amendment No. 4 and Waiver to this Agreement.

                  "AMENDMENT NO. 4 ORDERS" shall have the meaning given such term in Section 4.03(b) hereof.

                  "CLASS" when used in respect of any Loan (or of a Commitment to make such a Loan, or a Borrowing comprised of such Loans) shall refer to the determination whether such Loan is a Tranche A Loan or a Tranche B Loan (or a Commitment to make such a


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Tranche A Loan or a Tranche B Loan, or a Borrowing comprised of Tranche A Loans or Tranche B Loans, as the case may be), each of which shall constitute a separate Class.

                  "FINAL AMENDMENT NO. 4 ORDER" shall have the meaning given such term in Section 4.03(b) hereof.

                  "INTERIM AMENDMENT NO. 4 ORDER" shall have the meaning given such term in Section 4.03(b) hereof.

                  "NITROGEN MANUFACTURING ASSETS" shall mean the assets subject to that certain asset purchase agreement between the Borrower and Orica Nitrogen LLC.

                  "REQUIRED TRANCHE A DIP LENDERS" shall mean DIP Lenders holding Tranche A Loans representing in excess of 50% of the aggregate principal amount of the Tranche A Loans outstanding, or, if no Tranche A Loans are outstanding, DIP Lenders having Tranche A Commitments representing in excess of 50% of the Tranche A Total Commitment.

                  "REQUIRED TRANCHE B DIP LENDERS" shall mean DIP Lenders holding Tranche B Loans representing in excess of 50% of the aggregate principal amount of the Tranche B Loans outstanding, or, if no Tranche B Loans are outstanding, DIP Lenders having Tranche B Commitments representing in excess of 50% of the Tranche B Total Commitment.

                  "TRANCHE A COMMITMENT" shall mean, with respect to each DIP Lender, the amount set forth opposite the name of such DIP Lender on Annex A hereto as its Tranche A Commitment or as may subsequently be set forth in the Register from time to time, as the same may be reduced from time to time pursuant to this Agreement.

                  "TRANCHE A COMMITMENT FEE" shall have the meaning given such term in Section 2.20(a).

                  "TRANCHE A COMMITMENT PERCENTAGE" shall mean, at any time, with respect to each DIP Lender, the percentage obtained by dividing its Tranche A Commitment at such time by the Tranche A Total Commitment at such time.

                  "TRANCHE A LOAN" shall have the meaning given such term in
         Section 2.01(a)(i).

                  "TRANCHE A MATURITY DATE" shall mean October 31, 2001.

                  "TRANCHE A OBLIGATIONS" shall mean all obligations, now or hereafter existing, under the DIP Credit Agreement and the other Loan Documents in respect of the Tranche A Loans, Tranche A Commitments and Letters of Credit, including, but not limited to, (a)


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         the due and punctual payment of all principal of and interest on the
         Tranche A Loans and the reimbursement of all amounts drawn under Letters of Credit, (b) the due and punctual payment of the Fees and all other present and future, fixed or contingent, obligations of the Borrower and the Guarantors to the DIP Lenders and the Agent in respect of the Tranche A Loans, Tranche A Commitments and Letters of Credit under the Loan Documents (including in connection with Indebtedness permitted under Section 6.03(iv) hereof and arising subject to the Petition Date) and (c) any amendments, restatements, renewals, extensions or modifications of any of the foregoing.

                  "TRANCHE A TERMINATION DATE" shall mean the earliest to occur of (i) the Prepayment Date, (ii) the Tranche A Maturity Date, (iii) the Consummation Date and (iv) the acceleration of the Tranche A Loans and the termination of the Tranche A Total Commitment in accordance with the terms hereof.

                  "TRANCHE A TOTAL COMMITMENT" shall mean, at any time, the sum of the Tranche A Commitments at such time.

                  "TRANCHE A UNUSED TOTAL COMMITMENT" shall mean, at any time,
         (i) the Tranche A Total Commitment less (ii) the sum of (x) the aggregate outstanding principal amount of all Tranche A Loans and (y) the aggregate Letter of Credit Outstandings.

                  "TRANCHE B BORROWING FEE' shall have the meaning given such term in Section 2.29.

                  "TRANCHE B COMMITMENT" shall mean, with respect to each DIP Lender, the amount set forth opposite the name of such DIP Lender on Annex A hereto as its Tranche B Commitment or as may subsequently be set forth in the Register from time to time, as the same may be reduced from time to time pursuant to this Agreement.

                  "TRANCHE B COMMITMENT FEE" shall have the meaning given such term in Section 2.20(b).

                  "TRANCHE B COMMITMENT PERCENTAGE" shall mean, at any time, with respect to each DIP Lender, the percentage obtained by dividing its Tranche B Commitment at such time by the Tranche B Total Commitment at such time.

                  "TRANCHE B LOAN" shall have the meaning given such term in
         Section 2.01(a)(ii).

                  "TRANCHE B MATURITY DATE" shall mean the earlier of (a) October 6, 2000 and (b) the date on which the sale of the Nitrogen Manufacturing Assets is consummated.

                  "TRANCHE B OBLIGATIONS" shall mean all obligations, now or hereafter existing, under the DIP Credit Agreement and the other Loan Documents in respect of the Tranche


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         B Loans and Tranche B Commitments, including, but not limited to, (a)
         the due and punctual payment of all principal of and interest on the Tranche B Loans, (b) the due and punctual payment of the Fees and all other present and future, fixed or contingent, obligations of the Borrower and the Guarantors to the DIP Lenders and the Agent in respect of the Tranche B Loans and Tranche B Commitments under the Loan Documents (including in connection with Indebtedness permitted under Section 6.03(iv) hereof and arising subject to the Petition Date) and
         (c) any amendments, restatements, renewals, extensions or modifications of any of the foregoing.

                  "TRANCHE B TERMINATION DATE" shall mean the earliest to occur of (i) the Prepayment Date, (ii) the Tranche B Maturity Date and (iii) the acceleration of the Tranche B Loans and the termination of the Tranche B Total Commitment in accordance with the terms hereof.

                  "TRANCHE B TOTAL COMMITMENT" shall mean, at any time, the sum of the Tranche B Commitments at such time.

                  "TRANCHE B UNUSED TOTAL COMMITMENT" shall mean, at any time, the Tranche B Total Commitment less the aggregate outstanding principal amount of all Tranche B Loans.

                  "VARIANCE REPORT" shall have meaning given such term in
         Section 5.07(b).

                  "WEEKLY BUDGET" shall have the meaning given such term in
         Section 5.07(b).

         (b) Section 1.01 of the Credit Agreement is further amended by amending the following definitions to read in their entirety as follows:

                           " `COMMITMENT' shall mean a Tranche A Commitment or a
                  Tranche B Commitment, and "COMMITMENTS" shall mean all or any combination of the foregoing, as the context may require."

                           " `COMMITMENT FEE' shall mean a Tranche A Commitment
                  Fee or a Tranche B Commitment Fee, and "COMMITMENT FEES" shall mean all or any combination of the foregoing, as the context may require."

                           " `COMMITMENT PERCENTAGE' shall mean, at any time,
                  with respect to each DIP Lender, the percentage obtained by dividing the sum of its Tranche A Commitment and its Tranche B Commitment at such time by the Total Commitments at such time.";


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                           "`LOAN' shall mean a Tranche A Loan or a Tranche B
                  Loan and "LOANS" shall mean Tranche A Loans or Tranche B Loans or the sum of the foregoing, in each case as the context may require."

                           "`MATURITY DATE' shall mean the Tranche A Maturity
                  Date or the Tranche B Maturity Date, as the context may require."

                           "`OBLIGATIONS' shall mean, collectively, the Tranche
                  A Obligations and the Tranche B Obligations."

                           " `ORDERS' shall mean the Interim Order, the Final
                  Order and the Amendment No. 4 Orders as respectively defined in Sections 4.01(b), 4.02(d) and 4.03(b)."

                           "`PREPAYMENT DATE' shall mean, (i) in the case of
                  Tranche A Loans, thirty (30) days after the entry of the Interim Order by the Bankruptcy Court if the Final Order has not been entered by the Bankruptcy Court prior to the expiration of such thirty (30) day period, and (ii) in the case of Tranche B Loans, September 25, 2000 if the Final Amendment No. 4 Order has not been entered by the Bankruptcy Court prior to such date."

                           " `REQUIRED DIP LENDERS' shall mean, at any time,
                  both the Required Tranche A DIP Lenders and the Required Tranche B DIP Lenders."

                           " `TERMINATION DATE' shall mean the Tranche A
                  Termination Date or the Tranche B Termination Date, as the context may require."

                           " `TOTAL COMMITMENT' shall mean, at any time, the
                  Tranche A Total Commitment or the Tranche B Total Commitment, as the context may require, and "TOTAL COMMITMENTS" shall mean the sum of the foregoing."

                           " `UNUSED TOTAL COMMITMENT'" shall mean, at any time,
                  the Tranche A Unused Total Commitment or the Tranche B Unused Total Commitment, as the context may require, and "UNUSED TOTAL COMMITMENTS" shall mean the sum of the foregoing.".

         (c) Section 1.01 of the Credit Agreement is further amended by deleting, in clause (b) of the definition of "NET PROCEEDS", the expression "50%", and substituting therefor the expression "100%".

         SECTION 3. COMMITMENT OF THE DIP LENDERS. Section 2.01 of the Credit Agreement is hereby amended by:


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         (a) amending paragraph (a) thereof by:

                  (i) adding, at the beginning of such paragraph but after the paragraph designation "(a)", the expression "(i) TRANCHE A COMMITMENTS.";

                  (ii) deleting the clause designations "(i)" and "(ii)" in the last sentence of such paragraph and substituting therefor the clause designations"(A)" and "(B)", respectively;

                  (iii) adding, immediately following the first reference to "DIP Lender" in such paragraph, the expression "having a Tranche A Commitment";

                  (iv) adding, immediately preceding the first reference to "DIP Lenders", in such paragraph, the word "such";

                  (v) amending the first parenthetical expression in such paragraph to read in its entirety as follows:

                  "(each a "TRANCHE A LOAN" and collectively the "TRANCHE A LOANS")";

                  (vi) adding, immediately preceding each reference to "Termination Date", "Total Commitments", "Commitment Percentage", "Letter of Credit Outstandings", "Commitment", "Loans" and "Total Commitment" in such paragraph the expression "Tranche A";

                  (vii) adding, at the end of paragraph (a) thereof, the following new subparagraph (ii):

                        "(ii) TRANCHE B COMMITMENTS. Each DIP Lender having a
                  Tranche B Commitment severally and not jointly with the other such DIP Lenders agrees, upon the terms and subject to the conditions herein set forth (including, without limitation, the provisions of Sections 2.28 and 4.03), to make revolving credit loans (each a "TRANCHE B LOAN" and collectively, the "TRANCHE B LOANS") to the Borrower at any time and from time to time during the period commencing on the Amendment No. 4 Effective Date and ending on the Tranche B Termination Date (or the earlier date of termination of the Tranche B Total Commitment), in an aggregate principal amount not to exceed the Tranche B Commitment of such DIP Lender, which Tranche B Loans may be repaid and reborrowed in accordance with the provisions of this Agreement. At no time shall the then outstanding aggregate principal amount of the Tranche B Loans exceed the Tranche B Total Commitment of $5,000,000.00, as the same may be reduced from time to time pursuant to Sections
                  2.10 or 2.14."; and

         (b) amending paragraph (b) thereof by:


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                  (i) adding, immediately after the reference to "Borrowing" in such paragraph, the expression "of any Class"; and

                  (ii) adding, immediately after the reference to "Commitments" in such paragraph, the expression "of such Class".

         SECTION 4. LETTERS OF CREDIT. Section 2.03 of the Credit Agreement is hereby amended by adding, immediately preceding each reference to "Termination Date", "Loans", "Total Commitment", "Required DIP Lenders", "Maturity Date", "Borrowing", "Commitment Percentage" and "Commitments", the expression "Tranche A".

         SECTION 5. MAKING OF LOANS. Section 2.06(b) of the Credit Agreement is hereby amended by adding, immediately following the word "specify" in the third sentence thereof, the expression "the Class of the Loan (which shall be a Tranche A Loan or a Tranche B Loan)".

         SECTION 6. REPAYMENT OF LOANS; EVIDENCE OF DEBT. Section 2.07 of the Credit Agreement is hereby amended by:

         (a) adding, immediately before the reference to "Termination Date" in paragraph (a) thereof, the word "applicable";

         (b) adding, immediately following the first comma in clause (i) of paragraph (c) thereof, the expression "the Class thereof,"; and

         (c) adding, immediately following the first reference to "Loans" in paragraph (e) thereof, the expression "of a single Class".

         SECTION 7. INTEREST ON LOANS. Section 2.08 of the Credit Agreement is hereby amended by:

         (a) deleting the reference to "2%" in paragraph (a) thereof and substituting therefor the expression "(i) in the case of Tranche A Loans, 2.0%, and (ii) in the case of Tranche B Loans, 2.5%"; and

         (b) deleting the reference to "3%" in paragraph (b) thereof and substituting therefor the expression "(i) in the case of Tranche A Loans, 3.0%, and (ii) in the case of Tranche B Loans, 3.5%".

         SECTION 8. OPTIONAL TERMINATION OR REDUCTION OF COMMITMENT. Section
2.10 of the Credit Agreement is hereby amended by:


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         (a) deleting the reference to "Unused Total Commitment"and substituting therefor a reference to "Unused Total Commitments; and

         (b) deleting the last sentence thereof and substituting therefor the following sentence:

                  "Any reduction of the Total Commitments pursuant to this Section shall be applied FIRST to reduce the Tranche B Total Commitments, PRO RATA to reduce the Tranche B Commitment of each DIP Lender, until such Tranche B Total Commitments have been reduced to zero, and SECOND to reduce the Tranche A Total Commitments, PRO RATA to reduce the Tranche A Commitment of each DIP Lender.".

         SECTION 9. MANDATORY PREPAYMENT, COMMITMENT REDUCTION AND TERMINATION; CASH COLLATERAL. Section 2.13 of the Credit Agreement is hereby amended by:

         (a) deleting the reference to "Total Commitment" in paragraph (a) thereof and substituting therefor a reference to "Total Commitments";

         (b) adding, at the end of paragraph (a) thereof, the following sentence:

                        "Any reduction of the Total Commitments pursuant to
                  this paragraph shall be applied FIRST to reduce the Tranche B Total Commitments, until such Tranche B Total Commitments have been reduced to zero, and SECOND to reduce the Tranche A Total Commitments, until such Tranche A Total Commitments have been reduced to zero.";

         (c) amending paragraph (b) thereof by:

                  (i) adding, immediately following the first reference to the word "exceeds" in such paragraph, the following expression:

                        "(i) if at such time no Tranche B Loans or Tranche B Commitments remain outstanding,";

                  (ii) deleting in clause (x) of such paragraph, the reference to "Total Commitment" and substituting therefor the expression "Total Commitments";

                 (iii) adding, immediately following the expression "Borrowing Base," in clause (y) of such paragraph, the following expression:

                        "and (ii) at any other time, the Total Commitments (after giving effect to any reduction thereof pursuant to Subsection (a)); and


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                 (iv) adding, at the end of such paragraph, the following new sentence:

                        "Any prepayment made pursuant to this paragraph shall be applied FIRST to prepay any outstanding Tranche B Loans, until such outstanding Tranche B Loans have been prepaid in full, and SECOND to prepay the outstanding Tranche A Loans.".

          (d) amending paragraph (c) thereof by:

                  (i) adding, immediately after the expression "Termination Date" therein, the expression "applicable to Loans of any Class";

                  (ii) adding, immediately after each reference to "Total Commitment" and "Loans" therein, the expression "of such Class"; and

                  (iii) adding, immediately preceding the expression "any Letter of Credit" in such Section, the expression "on the Tranche A Termination Date".

         SECTION 10. OPTIONAL PREPAYMENT OF LOANS; REIMBURSEMENT OF DIP LENDERS. Paragraph (a) of Section 2.14 of the Credit Agreement is hereby amended by:

         (a) adding, immediately following clause (iii) of the first sentence of such paragraph, the following sentence:

                  "Any prepayment made pursuant to this Section shall be applied FIRST to prepay any outstanding Tranche B Loans, until such outstanding Tranche B Loans have been prepaid in full, and SECOND to prepay the Tranche A Loans."; and

         (b) adding, immediately after the word "specify" in the second sentence of such paragraph, the expression "the Class or Classes of Loans to be prepaid,".

         SECTION 11. PRO RATA TREATMENT, ETC. The first sentence of Section 2.17 of the Credit Agreement is hereby amended by:

         (a) adding, immediately following the first reference to "Loans" in the first sentence thereof, the expression "of any Class";

         (b) adding, immediately following the second reference to "Loans" in the first sentence thereof, the expression "of such Class";

         (c) adding, immediately following the reference to "Commitment Fees", the expression ", Tranche B Borrowing Fees"; and


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         (d) deleting the reference to "Commitments" in the first sentence thereof and substituting therefor the expression "Commitment of such Class (which shall be the Tranche A Commitment in the case of Letters of Credit and Letter of Credit Fees)".

         SECTION 12. COMMITMENT FEE. Section 2.20 of the Credit Agreement is hereby amended by:

         (a) adding, at the beginning of such Section but after the title, the paragraph designation "(a)";

         (b) adding, immediately following the reference to "DIP Lenders" in paragraph (a) of such Section, the expression "having a Tranche A Commitment";

         (c) adding, immediately preceding each reference to "Commitment Fee", "Termination Date", "Commitment", "Unused Total Commitment", and Total Commitment" in paragraph (a) of such Section, the expression "Tranche A"; and

         (d) adding, at the end of such Section, the following new paragraph
(b):

                        "(b) The Borrower shall pay to the DIP Lenders having a
                  Tranche B Commitment a commitment fee (the "TRANCHE B COMMITMENT FEE") for the period commencing on the Amendment No. 4 Effective Date to the Tranche B Termination Date or the earlier date of termination of the Tranche B Commitment, computed (on the basis of the actual number of days elapsed over a year of 360 days) at the rate of one percent (1%) per annum on the average daily Tranche B Unused Total Commitment. Such Tranche B Commitment Fee, to the extent then accrued, shall be payable (x) monthly, in arrears, on the last calendar day of each month, (y) on the Tranche B Termination Date and
                  (z) as provided in Section 2.10 hereof, upon any reduction or termination in whole or in part of the Tranche B Total Commitment.".

         SECTION 13. LETTER OF CREDIT FEES. Section 2.21 of the Credit Agreement is hereby amended by:

         (a) adding, immediately following the first reference to "Letter of Credit" in such Section, the word "pay";

         (b) adding, immediately following the reference to DIP Lenders in the first sentence thereof, the expression "having a Tranche A Commitment"; and

         (c) adding, immediately preceding the references to "Termination Date" and "Total Commitment" in the third sentence thereof, the expression "Tranche A."


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         SECTION 14. BORROWING FEE. Article 2 is hereby amended by adding, immediately following Section 2.28 thereof, the following new Section 2.29:

                        "Section 2.29. TRANCHE B BORROWING FEE. On the date of
                  the first Tranche B Borrowing, the Borrower shall pay to the Agent, for distribution to the DIP Lenders holding Tranche B Commitments, in proportion to their Tranche B Commitment Percentages existing on such date, a borrowing fee (the "TRANCHE B BORROWING FEE") equal in the aggregate to $125,000.".

         SECTION 15. THE AMENDMENT NO. 4 ORDERS. Section 3.09 of the Credit Agreement is hereby amended by adding, immediately following the second sentence thereof, the following new sentence:

                  "On the date of the making of any Tranche B Loan, the Interim Amendment No. 4 Order or the Final Amendment No. 4 Order, as the case may be, will have been entered and will not have been stayed, amended, modified, reversed, vacated or rescinded in any respect.".

         SECTION 16. CONDITIONS PRECEDENT TO EACH LOAN AND EACH LETTER OF CREDIT. Section 4.02 of the Credit Agreement is hereby amended by adding, immediately following paragraph (g) thereof, the following new paragraph (h):

                        "(h) WEEKLY BUDGET. (i) The most recent Weekly Budget
                  and Variance Report required to be delivered pursuant to
                  Section 5.07(b) shall each have been delivered by the Borrower to the Agent and shall be satisfactory in form and substance to the steering committee for the DIP Lenders in such committee's sole discretion and (ii) the aggregate amount of the Borrowings made and Letters of Credit issued during the weekly period in which the Loan is to be made or the Letter of Credit is to be issued (together with the amount of such Borrowing and/or Letter of Credit) shall not exceed 110% of the aggregate amount of Borrowings and Letters of Credit forecasted in the Weekly Budget in respect of such weekly period.".

         SECTION 17. ADDITIONAL CONDITIONS PRECEDENT TO EACH TRANCHE B LOAN.
Article 4 of the Credit Agreement is hereby amended by adding, immediately following Section 4.02 thereof, the following new Section 4.03:

                        "Section 4.03. ADDITIONAL CONDITIONS PRECEDENT TO EACH
                  TRANCHE B LOAN. The obligation of each DIP Lender with a Tranche B Commitment to make each Tranche B Loan is subject to (in addition to the conditions precedent set forth in Section 4.02) the following conditions precedent:


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                        (a) FULL UTILIZATION OF TRANCHE A. At the time each
                  such Tranche B Loan is made, the Tranche A Unused Total Commitment shall be equal to zero.

                        (b) BANKRUPTCY COURT ORDERS. An interim order of the
                  Bankruptcy Court approving Amendment No. 4 to this Agreement acceptable to the Agent in its sole discretion (the "INTERIM AMENDMENT NO. 4 ORDER") shall have been entered, shall be in full force and effect, and shall not have been stayed, amended, modified, reversed, vacated or rescinded in any respect without the prior written consent of the Agent and the Required Lenders; PROVIDED, that at the time of the making of any Tranche B Loan the aggregate amount of which, when added to the sum of the principal amount of all Tranche B Loans then outstanding, would exceed the amount authorized by the Interim Amendment No. 4 Order (the "ADDITIONAL TRANCHE B CREDIT"), a final order of the Bankruptcy Court approving Amendment No. 4 to this Agreement acceptable to the Agent in its sole discretion (the "FINAL AMENDMENT NO. 4 ORDER" and, together with the Interim Amendment No. 4 Order, the "AMENDMENT NO. 4 ORDERS"), which, in any event, shall have been entered by the Bankruptcy Court no later than September 25, 2000, shall have been entered, and at the time of the extension of any Additional Tranche B Credit the Final Amendment No. 4 Order shall be in full force and effect, and shall not have been stayed, amended, modified, reversed, vacated or rescinded in any respect without the prior written consent of the Agent and the Required DIP Lenders; and if either of the Amendment No. 4 Orders is the subject of a pending appeal in any respect, neither the making of the Tranche B Loans nor the performance by the Borrower or any Guarantor of any of their respective obligations under any of the Loan Documents in respect of the Tranche B Loans shall be the subject of a presently effective stay pending appeal.

                        (c) TRANCHE B BORROWING FEE. Solely if such Tranche B
                  Loan is the first Tranche B Loan to be made, the Borrower shall have paid in full the Tranche B Borrowing Fee."

         SECTION 18. WEEKLY BUDGET; VARIANCE REPORT. Section 5.07 of the Credit Agreement is hereby amended by (a) adding, immediately after the title thereof, the paragraph designation "(a)" and (b) adding, at the end thereof, the following new paragraph (b):

                        "(b) On or before 10:00 AM (New York City time) on
                  Wednesday of each week (or if such day is not a Business Day, the next preceding Business Day), furnish to each member of the Steering Committee (i) Borrower's budget for the week beginning the next succeeding Monday (each, a "WEEKLY BUDGET"), which shall set forth the Borrower's anticipated uses and sources of funds for such week and shall be satisfactory in form and substance to the steering committee for the DIP Lenders in such committee's sole discretion, and
                  (ii) a variance report for the preceding week (each, a "VARIANCE REPORT"), which shall set forth the variance


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                  between the Borrower's anticipated uses and sources of funds for such week as set forth in its Weekly Budget last delivered to the steering committee prior to such week and the Borrower's actual uses and sources of funds for such week and shall be satisfactory in form and substance to the steering committee in such committee's sole discretion. The Borrower shall use its best efforts to expend funds during each weekly period in substantial conformity with the categories and amounts of expenditures reflected in the Weekly Budget previously delivered in respect of such weekly period.".

         SECTION 19. WEEKLY EXPENDITURES. Article 6 of the Credit Agreement is hereby amended by adding, at the end thereof, the following new Section 6.13:

                        "Section 6.13. WEEKLY EXPENDITURES. Permit the
                  Borrower's actual expenditures during any week to exceed by more than 10% the anticipated expenditures for such week as set forth in the Weekly Budget for such week previously delivered by the Borrower to the Agent.".

         SECTION 20. EVENTS OF DEFAULT. Article 7 of the Credit Agreement is hereby amended by:

         (a) amending paragraph (c) thereof by:

                  (i) adding, at the beginning of such paragraph but after the paragraph designation "(c)", the subparagraph designation "(i)"; and

                  (ii) adding, at the end of such paragraph, the following new subparagraph (ii):

                           "(ii) default shall be made by the Borrower in the
                        due observance or performance of any covenant, condition or agreement contained in Section 5.07(b) hereof and such default shall continue unremedied for more than one (1) day; or";

         (b) deleting, in paragraph (j) thereof, the expression "either of the Orders" and substituting therefor the expression "any of the Orders";

         (c) deleting the reference to "Total Commitment" in clause (i) of the last sentence thereof and substituting therefor a reference to "Total Commitments";

         (d) adding, at the end of paragraph (r) thereof, the word "or"; and

         (e) adding, immediately following paragraph (r) thereof, the following new paragraph (s):

                        "(s) an order of the Bankruptcy Court approving the
                  sale of the Nitrogen Manufacturing Assets acceptable to the Agent in its sole discretion shall not have become a final order on or before September 11, 2000, or at any time such order shall have been stayed, amended, modified, reversed, vacated or rescinded in any respect or otherwise shall have ceased to be in full force and effect;"

         SECTION 21. ADVANCES AND PAYMENTS. Paragraph (b) of Section 8.02 of the Credit Agreement is hereby amended by:

         (a) adding, immediately following the reference to "Commitment Percentage" in such paragraph, the expression "of each Class";

         (b) adding, immediately following the reference to "Commitment Fees" in such paragraph, the expression "of such Class";

         (c) adding, immediately preceding the reference to "Letter of Credit Fees" in such paragraph, the expression "in accordance with each DIP Lender's Tranche A Commitment Percentage, to pay accrued but unpaid"; and

         (d) adding, immediately preceding the second reference to "Commitment Percentage" in such paragraph, the expression "Tranche A".

         SECTION 22. REIMBURSEMENT AND INDEMNIFICATION. Section 8.06 of the Credit Agreement is hereby amended by deleting the parenthetical expression at the end of such Section and reinserting such parenthetical expression immediately following the last reference to "Loan Documents" in such Section.

         SECTION 23. AMENDMENTS, ETC. Section 10.10 of the Credit Agreement is hereby amended by:

         (a) amending Clause (B) of the second proviso in paragraph (a) thereof to read in its entirety as follows:

                  "(B) DIP Lenders holding Loans representing at least (I) 66-2/3% of the aggregate principal amount of the Tranche A Loans outstanding and (II) 66-2/3% of the aggregate principal amount of the Tranche B Loans outstanding, or, if no Loans of any such Class are outstanding, DIP Lenders having Commitments representing at least 66-2/3% of the Total Commitment of such Class, release all or any substantial portion of the Liens granted to the Agent hereunder, under the Orders or under any other Loan Document, or release any Guarantor.";

         (b) deleting each reference to "Total Commitment" in clause (x) of paragraph (b) thereof and substituting therefor a reference to "Total Commitments"; and

         (c) amending the last sentence of paragraph (b) thereof to read in its entirety as follows:

                  "As used herein, the term "SUPER-MAJORITY DIP LENDERS" shall mean, at any time, DIP Lenders holding (i) Tranche A Loans representing at least 66-2/3% of the aggregate principal amount of the Tranche A Loans outstanding and (ii) Tranche B Loans representing at least 66-2/3% of the aggregate principal amount of the Tranche B Loans outstanding, or if no Loans of a Class are outstanding, DIP Lenders having Commitments of such Class representing at least 66-2/3% of the Total Commitment of such Class."

         SECTION 24. AMENDMENT OF ANNEX A. Annex A to the Credit Agreement is hereby deleted and replaced in its entirety by Annex A attached hereto.

         SECTION 25. AMENDMENTS TO SECURITY AND PLEDGE AGREEMENT. Section 17(a) of the Security and Pledge Agreement dated as of May 4, 2000 (the "SECURITY AND PLEDGE AGREEMENT") by and among the Borrower, the other Grantors party thereto and the Agent, is hereby amended to read in its entirety as follows:

                        "(a) Upon the occurrence and during the continuance of
                  an Event of Default, the proceeds of any sale of, or other realization upon, all or any part of the Collateral and any cash held in the Concentration Account shall be applied by the Agent in the following order of priority:

                                    FIRST, to payment of the reasonable expenses
                           (including any associated fees or commissions) of such sale or other realization, including reasonable compensation to the Agent, its agents and counsel, and all expenses, liabilities and advances incurred or made by the Agent in connection therewith, and any other unreimbursed expenses for which the Agent or any DIP Lender is to be reimbursed pursuant to Sections 10.05 and 10.06 of the DIP Credit Agreement or Section 18 hereof and to unpaid fees owing to the Agent or the Fronting Banks under the DIP Credit Agreement;

                                    SECOND, to the ratable payment of accrued
                           but unpaid interest on the Tranche B Obligations in accordance with the provisions of the DIP Credit Agreement;

                                    THIRD, to the ratable payment of unpaid
                           principal of Tranche B Loans;

                                    FOURTH, to the ratable payment of all other
                           Tranche B Obligations, until all Tranche B
                           Obligations shall have been paid in full;

                                    FIFTH, to the ratable payment of accrued but
                           unpaid interest on the Tranche A Obligations in accordance with the provisions of the DIP Credit Agreement;

                                    SIXTH, to the ratable payment of unpaid
                           principal of Tranche A Loans and, subject to the second sentence of subsection (b) below, Letter of Credit Obligations;

                                    SEVENTH, to the ratable payment of all other
                           Tranche A Obligations, until all Tranche A
                           Obligations shall have been paid in full;

                                    EIGHTH, as provided for in the DIP Credit
                           Agreement, ratably to the Pre-Petition
                           Lenders; and

                                    FINALLY, to payment to each of the Grantors
                           or their successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.".

         SECTION 26. CONSENT. Each DIP Lender hereby consents to the amendment of the Security and Pledge Agreement set forth in Section 24 hereof.

         SECTION 27. WAIVER. (a) Each DIP Lender hereby waives compliance by the Borrower with the terms of Section 6.05 of the Credit Agreement solely for the period ending on August 30, 2000.

         (b) Other than as specifically provided in paragraph (a) above, this Amendment and Waiver shall not operate as a waiver of any right, remedy, power or privilege of the Agent or the DIP Lenders under the Credit Agreement or any other Loan Document or of any other term or condition thereof.

         SECTION 28. EFFECTIVENESS. This Amendment and Waiver shall become effective if and only if:

         (a) the Agent shall have received duly executed counterparts hereof signed by each of the Borrower, the Agent, the Guarantor and each of the DIP Lenders (or, in the case of any party as to which an executed counterpart shall not have been received, the Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party);

         (b) the Agent shall have received a facility fee equal to $125,000 in the aggregate, to be distributed to each DIP Lender making a Tranche B Commitment pursuant to this Amendment and Waiver, in an amount proportional to its Tranche B Commitment Percentage;

         (c) an order of the Bankruptcy Court approving this Amendment and Waiver acceptable to the Agent in its sole discretion shall have been entered and shall not have been stayed, amended, modified, reversed, vacated or rescinded in any respect; and

         (d) an order of the Bankruptcy Court approving the sale of the Nitrogen Manufacturing Assets acceptable to the Agent in its sole discretion shall have been entered and shall not have been stayed, amended, modified, reversed, vacated or rescinded in any respect.

         SECTION 29. GOVERNING LAW. This Amendment and Waiver shall be governed by and construed in accordance with the laws of the State of New York.

         SECTION 30. COUNTERPARTS. This Amendment and Waiver may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         SECTION 31. REDESIGNATION OF CERTAIN LOANS AND NOTES. Each DIP Lender that, upon effectiveness of this Amendment and Waiver, shall have a Tranche A Commitment (as defined in the Credit Agreement as amended hereby) hereby agrees that, on the Amendment No. 4 Effective Date, all Loans of such DIP Lender outstanding under the Credit Agreement immediately prior to the effectiveness of this Amendment and Waiver shall be redesignated as "Tranche A Loans" outstanding under the Credit Agreement as amended hereby, and each promissory note previously issued to any such DIP Lender under the Credit Agreement shall be redesignated as a "Tranche A" promissory note, and such Loans and such promissory notes shall be governed by all the provisions applicable to Tranche A Loans and promissory notes, respectively, thereunder and under the other Loan Documents.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Waiver to be duly executed by their respective authorized officers as of the day and year first above written.


                                            LAROCHE INDUSTRIES INC.




                                            By:_______________________________
                                               Name:
                                               Title:




                                            LAROCHE FORTIER INC.




                                            By:_______________________________
                                               Name:
                                               Title:




                                            THE CHASE MANHATTAN BANK,
                                                as Agent and as DIP Lender




                                            By:_______________________________
                                               Name:
                                               Title:




                                            HIBERNIA NATIONAL BANK




                                            By:_______________________________
                                               Name:
                                               Title:

                                            WACHOVIA BANK, N.A.




                                            By:_______________________________
                                               Name:
                                               Title:




                                            THE BANK OF NOVA SCOTIA




                                            By:_______________________________
                                               Name:
                                               Title:




                                            PERRY CAPITAL LLC




                                            By:_______________________________
                                               Name:
                                               Title:




                                            AMSOUTH BANK




                                            By:_______________________________
                                               Name:
                                               Title:

                                            BHF (USA) CAPITAL CORPORATION




                                            By:_______________________________
                                               Name:
                                               Title:




                                            By:_______________________________
                                               Name:
                                               Title:




                                            COMERICA BANK




                                            By:_______________________________
                                               Name:
                                               Title:




                                            NATIONAL BANK OF CANADA




                                            By:_______________________________
                                               Name:
                                               Title:




                                            BNP PARIBAS




                                            By:_______________________________
                                               Name:
                                               Title:

                                     ANNEX A

                                       to

                     REVOLVING CREDIT AND GUARANTY AGREEMENT

                               COMMITMENT SCHEDULE



                                 TRANCHE A            TRANCHE A         TRANCHE B          TRANCHE B
                                 COMMITMENT           COMMITMENT        COMMITMENT         COMMITMENT
LENDERS                          AMOUNT               PERCENTAGE        AMOUNT             PERCENTAGE
-------                          ----------           ----------        ----------         ----------
ORIGINAL LENDER

The Chase Manhattan Bank, N.A.   $3,281,250.00        13.1250%          $656,250.00        13.1250%
380 Madison Avenue
New York, NY 10017
Attn: Mr. Patrick A. Daniello

NEW LENDERS

AmSouth Bank                     $2,265,625.00         9.0625%          $453,125.00         9.0625%
1900 5th Avenue North
AST-64
Birmingham, AL 35203
Attn: Ms. Darlene Chandler

BHF (USA) Capital Corporation    $2,265,625.00         9.0625%          $453,125.00         9.0625%
590 Madison Avenue
New York, NY 10022-2540
Attn: Mr. Jeffrey Frost



                                 TOTAL                     TOTAL
                                 COMMITMENT                COMMITMENT
LENDERS                          AMOUNT                    PERCENTAGE
-------                          ----------                ----------
ORIGINAL LENDER

The Chase Manhattan Bank, N.A.   $3,937,500.00             13.1250%
380 Madison Avenue
New York, NY 10017
Attn: Mr. Patrick A. Daniello

NEW LENDERS

AmSouth Bank                     $2,718,750.00              9.0625%
1900 5th Avenue North
AST-64
Birmingham, AL 35203
Attn: Ms. Darlene Chandler

BHF (USA) Capital Corporation    $2,718,750.00              9.0625%
590 Madison Avenue
New York, NY 10022-2540
Attn: Mr. Jeffrey Frost





                                 TRANCHE A            TRANCHE A         TRANCHE B          TRANCHE B
                                 COMMITMENT           COMMITMENT        COMMITMENT         COMMITMENT
LENDERS                          AMOUNT               PERCENTAGE        AMOUNT             PERCENTAGE
-------                          ----------           ----------        ----------         ----------

The Bank of Nova Scotia          $2,656,250.00        10.6250%          $531,250.00        10.6250%
165 Broadway
26th Floor
New York, NY 10006
Attn: Ms. Diane Emanuel

BNP Paribas                      $1,562,500.00         6.2500%          $312,500.00         6.2500%
787 Seventh Avenue
New York, NY 10019
Attn: Ms. Amy Kirschner

Comerica Bank                    $2,265,625.00         9.0625%          $453,125.00         9.0625%
Comerica Tower at Detroit Center
500 Woodward Avenue
MC 3280
Detroit, MI 48226-3205
Attn: Mr. John F. Regan

Hibernia National Bank           $3,125,000.00        12.5000%          $625,000.00        12.5000%
225 Baronne Street, 10th Floor
New Orleans, LA 70112
Attn: Ms. Tammy Angelety

National Bank of Canada          $1,796,875.00         7.1875%          $359,375.00         7.1875%
125 West 55th Street
23rd Floor
New York, NY 10019
Attn: Ms. Loriann Curnyn

Perry Capital LLC                $2,656,250.00        10.6250%          $531,250.00        10.6250%
599 Lexington Avenue
New York, NY 10022
Attn: Mr. Jed Bonnem



                                 TOTAL                     TOTAL
                                 COMMITMENT                COMMITMENT
LENDERS                          AMOUNT                    PERCENTAGE
-------                          ----------                ----------

The Bank of Nova Scotia          $3,187,500.00             10.6250%
165 Broadway
26th Floor
New York, NY 10006
Attn: Ms. Diane Emanuel

BNP Paribas                      $1,875,000.00             6.2500%
787 Seventh Avenue
New York, NY 10019
Attn: Ms. Amy Kirschner

Comerica Bank                    $2,718,750.00             9.0625%
Comerica Tower at Detroit Center
500 Woodward Avenue
MC 3280
Detroit, MI 48226-3205
Attn: Mr. John F. Regan

Hibernia National Bank           $3,750,000.00             12.5000%
225 Baronne Street, 10th Floor
New Orleans, LA 70112
Attn: Ms. Tammy Angelety

National Bank of Canada          $2,156,250.00             7.1875%
125 West 55th Street
23rd Floor
New York, NY 10019
Attn: Ms. Loriann Curnyn

Perry Capital LLC                $3,187,500.00             10.6250%
599 Lexington Avenue
New York, NY 10022
Attn: Mr. Jed Bonnem


                                       2




                                 TRANCHE A            TRANCHE A         TRANCHE B          TRANCHE B
                                 COMMITMENT           COMMITMENT        COMMITMENT         COMMITMENT
LENDERS                          AMOUNT               PERCENTAGE        AMOUNT             PERCENTAGE
-------                          ----------           ----------        ----------         ----------

Wachovia Bank, N.A.              $3,125,000.00        12.5000%          $625,000.00         12.5000%
191 Peachtree Street, NE
Atlanta, GA 30303
Attn: Mr. Christopher Tierney

          TOTAL                 $25,000,000.00       100.0000%        $5,000,000.00        100.0000%



                                 TOTAL                     TOTAL
                                 COMMITMENT                COMMITMENT
LENDERS                          AMOUNT                    PERCENTAGE
-------                          ----------                ----------

Wachovia Bank, N.A.              $3,750,000.00              12.5000%
191 Peachtree Street, NE
Atlanta, GA 30303
Attn: Mr. Christopher Tierney

          TOTAL                 $30,000,000.00             100.0000%


                                       3